Exhibit 99.2
Last Updated 10/28/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2010 and 2009

		3 Months Ended September			9 Months Ended September
Line		2010	2009	Incr (Decr)	2010	2009	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$232	$202	$30	$343	$274	$69
2	APS Energy Services	2	(1)	3	3	(4)	7
3	SunCor	—	—	—	—	—	—
4	El Dorado	1	—	1	1	(6)	7
5	Parent Company	(3)	2	(5)	(9)	(1)	(8)

6	Income From Continuing Operations	232	203	29	338	263	75

	Income (Loss) From Discontinued Operations — Net of Tax
7	SunCor	13	(21)	34	(9)	(268)	259
8	Other	(6)	9	(15)	29	102	(73)

9	Total	7	(12)	19	20	(166)	186

10	Net Income	239	191	48	358	97	261

11	Less: Net Income (Loss) Attributable to Noncontrolling Interests	5	4	1	15	(1)	16

12	Net Income Attributable to Common Shareholders	$234	$187	$47	$343	$98	$245

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$2.13	$2.00	$0.13	$3.22	$2.71	$0.51
14	APS Energy Services	0.02	(0.01)	0.03	0.03	(0.03)	0.06
15	SunCor	—	—	—	—	—	—
16	El Dorado	0.01	—	0.01	0.01	(0.06)	0.07
17	Parent Company	(0.03)	0.02	(0.05)	(0.08)	(0.02)	(0.06)

18	Income From Continuing Operations	2.13	2.01	0.12	3.18	2.60	0.58

	Income (Loss) From Discontinued Operations — Net of Tax
19	SunCor	0.12	(0.21)	0.33	(0.09)	(2.65)	2.56
20	Other	(0.06)	0.08	(0.14)	0.27	1.01	(0.74)

21	Total	0.06	(0.13)	0.19	0.18	(1.64)	1.82

22	Net Income	2.19	1.88	0.31	3.36	0.96	2.40

23	Less: Net Income (Loss) Attributable to Noncontrolling Interests	0.05	0.04	0.01	0.14	(0.01)	0.15

24	Net Income Attributable to Common Shareholders	$2.14	$1.84	$0.30	$3.22	$0.97	$2.25

25	BOOK VALUE PER SHARE	$34.19	$33.54	$0.65	$34.19	$33.54	$0.65

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	109,094	101,385	7,709	106,318	101,184	5,134
27	End of Period	108,710	101,275	7,435	108,710	101,275	7,435

See Glossary of Terms.	Page 1 of 4

Last Updated 10/28/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2010 and 2009

		3 Months Ended September			9 Months Ended September
Line		2010	2009	Incr (Decr)	2010	2009	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$596	$588	$8	$1,224	$1,221	$3
29	Business	445	446	(1)	1,116	1,133	(17)

30	Total retail	1,041	1,034	7	2,340	2,354	(14)
	Wholesale revenue on delivered electricity
31	Traditional contracts	20	21	(1)	54	49	5
32	Off-system sales	31	8	23	66	42	24
33	Transmission for others	10	10	—	27	25	2
34	Other miscellaneous services	15	11	4	41	29	12

35	Total regulated operating electricity revenues	1,117	1,084	33	2,528	2,499	29

	MARKETING AND TRADING
36	Electricity and other commodity sales	—	—	—	1	—	1

37	Total operating electric revenues	$1,117	$1,084	$33	$2,529	$2,499	$30

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	4,890	4,948	(58)	10,422	10,627	(205)
39	Business	4,325	4,373	(48)	11,211	11,475	(264)

40	Total retail	9,215	9,321	(106)	21,633	22,102	(469)
	Wholesale electricity delivered
41	Traditional contracts	262	295	(33)	623	692	(69)
42	Off-system sales	785	374	411	2,068	1,791	277
43	Retail load hedge management	264	541	(277)	563	918	(355)

44	Total regulated electricity	10,526	10,531	(5)	24,887	25,503	(616)

	MARKETING AND TRADING
45	Wholesale sales of electricity	—	—	—	—	—	—

46	Total electric sales	10,526	10,531	(5)	24,887	25,503	(616)

	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$(97)	$(71)	$(26)	$(87)	$8	$(95)
48	Deferred fuel and purchased power costs — current period	15	60	(45)	(49)	47	(96)
49	Interest on deferred fuel	—	—	—	—	—	—
50	Amounts recovered through revenues	41	(49)	90	96	(115)	211

51	Deferred fuel and purchased power regulatory asset — ending balance	$(41)	$(60)	$19	$(41)	$(60)	$19

See Glossary of Terms.	Page 2 of 4

Last Updated 10/28/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2010 and 2009

		3 Months Ended September			9 Months Ended September
Line		2010	2009	Incr (Decr)	2010	2009	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
52	Residential	985,460	978,657	6,803	989,879	983,027	6,852
53	Business	125,118	125,291	(173)	125,349	125,216	133

54	Total	1,110,578	1,103,948	6,630	1,115,228	1,108,243	6,985
55	Wholesale customers	49	46	3	50	47	3

56	Total customers	1,110,627	1,103,994	6,633	1,115,278	1,108,289	6,989

57	Customer growth (% over prior year)	0.6%	0.6%	0.0%	0.6%	0.7%	(0.1)%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

58	Residential	4,766	4,866	(100)	10,517	10,602	(85)
59	Business	4,320	4,381	(61)	11,329	11,460	(131)

60	Total	9,086	9,247	(161)	21,846	22,062	(216)

	RETAIL USAGE (KWh/Average Customer)

61	Residential	4,963	5,056	(93)	10,529	10,810	(281)
62	Business	34,565	34,905	(340)	89,437	91,646	(2,209)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

63	Residential	4,836	4,972	(136)	10,624	10,785	(161)
64	Business	34,527	34,966	(439)	90,381	91,519	(1,138)

	ELECTRICITY DEMAND (MW)

65	Native load peak demand	6,936	7,218	(282)	6,936	7,218	(282)

	WEATHER INDICATORS

	Actual
66	Cooling degree-days	2,679	2,721	(42)	4,106	4,408	(302)
67	Heating degree-days	—	—	—	520	407	113
68	Average humidity	29%	24%	5%	31%	26%	5%

	10-Year Averages
69	Cooling degree-days	2,560	2,560	—	4,268	4,268	—
70	Heating degree-days	—	—	—	522	522	—
71	Average humidity	31%	31%	—	29%	29%	0%

See Glossary of Terms.	Page 3 of 4

Last Updated 10/28/2010
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2010 and 2009

		3 Months Ended September			9 Months Ended September
Line		2010	2009	Incr (Decr)	2010	2009	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
72	Nuclear	2,534	2,544	(10)	6,910	7,051	(141)
73	Coal	3,101	3,388	(287)	9,224	9,196	28
74	Gas, oil and other	2,040	2,284	(244)	4,052	4,592	(540)

75	Total generation production	7,674	8,216	(542)	20,185	20,839	(654)

	Purchased power
76	Firm load	2,984	2,230	754	4,812	4,628	184
77	Marketing and trading	481	753	(272)	1,325	1,739	(414)

78	Total purchased power	3,465	2,983	482	6,137	6,367	(230)

79	Total energy sources	11,139	11,199	(60)	26,322	27,206	(884)

	POWER PLANT PERFORMANCE

	Capacity Factors
80	Nuclear	100%	101%	(1)%	92%	94%	(2)%
81	Coal	80%	88%	(8)%	80%	81%	(1)%
82	Gas, oil and other	27%	31%	(4)%	18%	21%	(3)%
83	System average	55%	59%	(4)%	49%	51%	(2)%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (a)(c)
84	Single-family	910	1,412	(502)	4,296	4,226	70
85	Multi-family	110	27	83	572	930	(358)

86	Total	1,020	1,439	(419)	4,868	5,156	(288)

	Arizona Job Growth (b)(c)
87	Payroll job growth (% over prior year)	(0.1)%	(8.0)%	7.9%	(2.0)%	(7.4)%	5.4%
88	Unemployment rate (%, seasonally adjusted)	9.7%	9.5%	0.2%	9.5%	8.9%	0.6%

Sources:

(a)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)	Arizona Department of Economic Security

(c)	Latest available data through August

See Glossary of Terms.	Page 4 of 4